UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

ADT Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Yamato Road

Boca Raton, Florida 33431

(Address of principal executive offices)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Jeffrey A. Likosar as Chief Financial Officer

On April 18, 2024, the board of directors of ADT Inc. (“ADT” or the “Company”) appointed Jeffrey A. Likosar, 53, currently ADT’s President, Corporate Development and Chief Transformation Officer and Interim Chief Financial Officer, to serve as the Company’s Chief Financial Officer (“CFO”) on a permanent basis. Mr. Likosar previously served as the Company’s CFO from February 2017 until August 2022 and as the Company’s Interim CFO from December 2023 until this current appointment.

Information regarding Mr. Likosar’s positions and offices with the Company and business experience is disclosed under “Executive Officers – Jeffrey A. Likosar” in the Company’s definitive Proxy Statement for its 2024 Annual Meeting of Stockholders (the “2024 Proxy Statement”), which was filed with the Securities and Exchange Commission on April 8, 2024. There is no arrangement or understanding between Mr. Likosar and any other person pursuant to which Mr. Likosar was selected as CFO, and there are no family relationships between Mr. Likosar and any of the Company’s directors or executive officers. There are no transactions involving Mr. Likosar that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Mr. Likosar will continue to serve as President, Corporate Development and Transformation and participate in the benefit and other plans and arrangements he currently participates in, as described under “Executive Compensation – Compensation Discussion and Analysis” in the 2024 Proxy Statement.

A copy of the press release announcing the appointment of Mr. Likosar as CFO is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release dated April 24, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2024	ADT Inc.

	By:	/s/ David W. Smail
David W. Smail
Executive Vice President, Chief Legal Officer and Secretary